May 20, 1997
DREYFUS PREMIER GLOBAL INVESTING, INC.
SUPPLEMENT TO PROSPECTUS
DATED MARCH 3, 1997

        Beginning August 1, 1997, the Fund intends to invest substantially all of its assets in the securities of foreign issuers, except when maintaining a temporary defensive position. Currently, the Fund invests approximately 20%-30% of its asets in the securities of domestic issuers. Concurrent with this change in investment policy, the Fund's name will be changed to "Dreyfus Premier International Growth Fund, Inc." See "Description of the Fund _ Investment Considerations and Risks _ Foreign Securities."
        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
                                                               092s052097